UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2005
CLECO CORPORATION
(Exact name of registrant as specified in its charter)
Louisiana	1-15759	72-1445282
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
2030 Donahue Ferry Road
Pineville, Louisiana	71360-5226
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (318) 484-7400
CLECO POWER LLC
(Exact name of registrant as specified in its charter)
Louisiana	1-05663	72-0244480
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
2030 Donahue Ferry Road
Pineville, Louisiana	71360-5226
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (318) 484-7400
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This combined Form 8-K is separately filed by Cleco Corporation and Cleco Power.  Information in this filing relating to Cleco Power is filed by Cleco Corporation and separately by Cleco Power on its own behalf.  Cleco Power makes no representation as to information relating to Cleco Corporation (except as it may relate to Cleco Power) or any other affiliate or subsidiary of Cleco Corporation.

Item 8.01        Other Events.

On September 21, 2005, Cleco Corporation announced its preliminary estimates of storm restoration costs associated with Hurricane Katrina. Total restoration costs for the repair and/or replacement of Cleco Power's electric system facilities damaged by Hurricane Katrina are currently estimated to be in the range of $100 million to $125 million. These cost estimates do not include other potential incremental costs that cannot be estimated at this time and as a result these initial restoration estimates are subject to change.

As of September 21, 2005, Cleco Power has restored power to 92% of its customers in St. Tammany and Washington parishes.  Approximately 75,000 customers now have electricity three weeks after Hurricane Katrina knocked out power to all 80,800 customers in Cleco Power's service area north of New Orleans, out of approximately 265,000 total customers.  For more information about Cleco Power's recovery efforts, see the press release issued September 21, 2005, a copy of which is furnished as Exhibit 99.1 to this Report.

Cleco Power believes it has sufficient liquidity to meet its current obligations and to fund restoration efforts from a combination of cash on hand and available capacity under its revolving credit facilities.

Item 9.01        Financial Statements and Exhibits.

            (c)     Exhibits

                        The following exhibit is furnished herewith:

99.1     Press release issued September 21, 2005 regarding restoration of power and estimated Hurricane Katrina restoration costs.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CLECO CORPORATION

Date: September 22, 2005	By: /s/ Keith D. Crump
Keith D. Crump
Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CLECO POWER LLC

Date: September 22, 2005	By: /s/ Keith D. Crump
Keith D. Crump
Treasurer

EXHIBIT INDEX

Exhibit Number	Exhibit Description
99.1	Press Release issued September 21, 2005 regarding restoration of power and estimated Hurricane Katrina restoration costs.